UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2021

NextGen Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40267	98-1576914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 324A Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 208-8860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	NGCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NGCA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NGCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported on a Current Report on Form 8-K of NextGen Acquisition Corp. II (the “Company”), on March 25, 2021, the Company consummated its initial public offering (the “IPO”) of 35,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-fifth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $350,000,000. The Company granted the underwriters of the IPO (the “Underwriters”) a 45-day option to purchase up to an additional 5,250,000 units at the IPO price to cover over-allotments, if any. On April 9, 2021, the Underwriters partially exercised the over-allotment option and on April 13, 2021, purchased an additional 3,259,457 Units from the Company (the “Over-Allotment Units”), generating gross proceeds of $32,594,570, and forfeited the remainder of the option.

As previously reported on a Current Report on Form 8-K of the Company, substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, NextGen Sponsor II LLC, generating gross proceeds to the Company of $9,500,000. In connection with the Underwriters’ partial exercise of their over-allotment option, the Sponsor purchased an additional 434,594 Private Placement Warrants (the “Additional Private Placement Warrants”), generating gross proceeds to the Company of approximately $651,891.

In connection with the closing and sale of the Over-Allotment Units and the Additional Private Placement Warrants (together, the “Over-Allotment Closing”), a total of $32,594,570 in proceeds from the Over-Allotment Closing (which amount includes $1,140,810 of the Underwriters’ deferred discount) was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextGen Acquisition Corp. II

Date: April 13, 2021	By:	/s/ Patrick T. Ford
		Name:	Patrick T. Ford
		Title:	Chief Financial Officer and Secretary

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